Trade And Unbilled Receivables, Net	12 Months Ended
Dec. 31, 2018
Accounts Receivable, Net [Abstract]
Trade And Unbilled Receivables, Net	TRADE AND UNBILLED RECEIVABLES AND CONTRACT ASSETS, NET

The following table presents the components of trade receivables and contract assets, net as of December 31, 2018 and 2017:

	December 31,
	2018	2017
Trade and unbilled receivables (1)	$968,064	$747,327
Contract assets (2)	756,159	668,821
Less – allowance for doubtful accounts	(11,308)	(9,585)
	$1,712,915	$1,406,563

(1)
Trade and unbilled receivables balances represents amounts for which the Company's right for consideration is unconditional. The balance also includes receivables from affiliated companies in the amounts of $97,588 and $75,340 as of December 31, 2018 and 2017, respectively.

(2)
Contract assets (unbilled receivables) include unbilled amounts typically resulting from sales under contracts when an over-time method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer. Contract liabilities include advance payments and billings in excess of revenue recognized.

Short and long-term trade receivables and contract assets include amounts related to contracts with the IMOD in the aggregate amounts of $576,756 and $547,970, as of December 31, 2018 and 2017, respectively.

Trade receivables and contract assets are expected to be billed and collected during 2019. As for long-term trade and unbilled receivables – see Note 7.

Trade and unbilled receivables and contract assets increased by approximately $210,826, compared to the beginning balance as of January 1, 2018 (according to ASC 606), of which an increase of approximately $135,220, is a result of acquisitions of new subsidiaries during 2018, and a decrease in the amount of $185,727 is a result of sale of trade receivables and contract assets. See Notes 1C, 2AB and 2AE(1).

There were no significant impairment losses related to our contract assets during the year ended December 31, 2018.